MAINSTAY VP SERIES FUND, INC.

              Supplement dated September 10, 1999 to the Prospectus
                              dated May 1, 1999, as
           supplemented previously on May 1, 1999 and August 31, 1999


The biography for Denis Laplaige that appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety.

The biography for Edmund C. Spelman that appears under the heading "The Fund and Its Management -- Portfolio Managers -- Biographies" is hereby deleted in its entirety and replaced with the following:

"Edmund C. Spelman -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation and Total Return Portfolios since inception. Mr. Spelman is a Managing Director at MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990."